UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2007
POLYMEDICA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

701 Edgewater Road, Suite 360	01880
Wakefield, Massachusetts

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 486-8111
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
SIGNATURE

ITEM 8.01 OTHER EVENTS.
On October 31, 2007, the shareholders of PolyMedica Corporation (the “Company”) approved the Agreement and Plan of Merger (the “Merger Agreement”), dated August 27, 2007, among the Company, Macq Corp. and Medco Health Solutions, Inc. The Company expects to close the merger contemplated by the Merger Agreement imminently.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, PolyMedica has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: October 31, 2007	By:	/s/ Devin J. Anderson
Devin J. Anderson
Executive Vice President & General Counsel

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